Exhibit 99.2


    Golden West Financial Releases Thirteen Month Statistical Data


    OAKLAND, Calif.--(BUSINESS WIRE)--Oct. 20, 2005--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended September 30, 2005.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $120 billion as of September 30, 2005. The Company has one of the most extensive thrift branch systems in the country, with 282 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                    September 2004 - September 2005
                        (Dollars in millions)

                                               2005
                              ----------------------------------------
                                 SEP       AUG       JUL       JUN
                              --------- --------- --------- ---------
Total Assets                  $121,281  $119,621  $118,560  $117,486

Cash and Investments            $1,904    $1,376    $1,861    $1,984

Loans and MBS                 $116,513  $115,461  $113,925  $112,746
Adjustable Rate Mortgages and
 MBS                          $113,375  $112,149  $110,864  $109,542

Loans Originated - Month        $4,605    $4,822    $4,342    $4,825
  Percentage ARMs - Month           99 %      99 %      99 %      99 %
  Percentage Refinances -
   Month                            77 %      77 %      75 %      74 %
Loans Originated - YTD         $38,397   $33,792   $28,970   $24,628
  Percentage ARMs - YTD             99 %      99 %      99 %      99 %
  Percentage Refinances - YTD       76 %      76 %      76 %      76 %

Total Deposits                 $58,429   $58,582   $59,412   $59,226

Total Deposit Net Activity -
 Month                           $(153)    $(830)     $186    $1,525

Total Deposit Net Activity -
 YTD                            $5,464    $5,617    $6,447    $6,261

Federal Home Loan Bank
 Borrowings                    $38,897   $36,666   $36,259   $35,756
Other Borrowings:
   Reverse Repurchases           5,150     4,950     4,700     4,450
   Federal Funds Purchased           0         0         0         0
   Bank Notes                    2,489     2,950     1,925     2,233
   Senior Debt                   6,705     6,727     6,710     6,737
                              --------- --------- --------- ---------
Total Borrowings               $53,241   $51,293   $49,594   $49,176
                              ========= ========= ========= =========

Yield on Loan Portfolio           5.72 %    5.61 %    5.51 %    5.40 %
Yield on Interest-Earning
 Investments                      3.93      3.61      3.34      3.41
                              --------- --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                5.70 %    5.60 %    5.49 %    5.38 %

Cost of Deposits                  2.97 %    2.89 %    2.78 %    2.70 %
Cost of Federal Home Loan Bank
 Borrowings                       3.79      3.61      3.42      3.29
Cost of Other Borrowings          3.93      3.68      3.58      3.47
                              --------- --------- --------- ---------
   Combined Cost of Funds         3.38 %    3.24 %    3.09 %    2.99 %
                              --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                 2.32 %    2.36 %    2.40 %    2.39 %
                              ========= ========= ========= =========

Loans Sold                         $84       $92       $50       $38

Loan and MBS Repayments and
 Payoffs - Month                $3,229    $3,397    $2,932    $3,065
As a % of Prior Month Loan
 Balances (Annualized)           33.79 %   36.02 %   31.42 %   33.33 %

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets            .28 %     .28 %     .28 %     .28 %



                                          2005
                              -----------------------------
                                 MAY       APR       MAR
                              --------- --------- ---------
Total Assets                  $115,532  $114,202  $112,588

Cash and Investments            $1,712    $2,281    $2,366

Loans and MBS                 $111,089  $109,170  $107,494
Adjustable Rate Mortgages and
 MBS                          $107,861  $106,076  $104,481

Loans Originated - Month        $4,432    $4,196    $4,514
  Percentage ARMs - Month           99 %     100 %      99 %
  Percentage Refinances -
   Month                            75 %      76 %      77 %
Loans Originated - YTD         $19,803   $15,371   $11,175
  Percentage ARMs - YTD             99 %      99 %      99 %
  Percentage Refinances - YTD       77 %      77 %      78 %

Total Deposits                 $57,701   $56,682   $55,593

Total Deposit Net Activity -
 Month                          $1,019    $1,089    $1,343

Total Deposit Net Activity -
 YTD                            $4,736    $3,717    $2,628

Federal Home Loan Bank
 Borrowings                    $35,759   $35,758   $35,512
Other Borrowings:
   Reverse Repurchases           4,450     4,350     4,050
   Federal Funds Purchased           0         0         0
   Bank Notes                    2,399     2,547     2,486
   Senior Debt                   5,987     5,974     5,956
                              --------- --------- ---------
Total Borrowings               $48,595   $48,629   $48,004
                              ========= ========= =========

Yield on Loan Portfolio           5.28 %    5.16 %    5.06 %
Yield on Interest-Earning
 Investments                      3.10      2.99      2.90
                              --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                5.26 %    5.13 %    5.02 %

Cost of Deposits                  2.61 %    2.52 %    2.39 %
Cost of Federal Home Loan Bank
 Borrowings                       3.16      2.99      2.83
Cost of Other Borrowings          3.27      3.17      3.07
                              --------- --------- ---------
   Combined Cost of Funds         2.87 %    2.76 %    2.62 %
                              --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                 2.39 %    2.37 %    2.40 %
                              ========= ========= =========

Loans Sold                         $29       $32       $32

Loan and MBS Repayments and
 Payoffs - Month                $2,588    $2,555    $2,677
As a % of Prior Month Loan
 Balances (Annualized)           28.63 %   28.71 %   30.55 %

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets            .30 %     .31 %     .32 %



                                      2005          2004
                              ------------------- ----------
                                 FEB       JAN       DEC
                              --------- --------- ---------
Total Assets                  $110,663  $109,091  $106,889

Cash and Investments            $2,170    $2,097    $1,667

Loans and MBS                 $105,811  $104,344  $102,669
Adjustable Rate Mortgages and
 MBS                          $102,705  $101,381   $99,731

Loans Originated - Month        $3,262    $3,399    $4,727
  Percentage ARMs - Month           99 %      99 %      99 %
  Percentage Refinances -
   Month                            79 %      77 %      76 %
Loans Originated - YTD          $6,661    $3,399   $48,989
  Percentage ARMs - YTD             99 %      99 %      99 %
  Percentage Refinances - YTD       78 %      77 %      72 %

Total Deposits                 $54,250   $53,657   $52,965

Total Deposit Net Activity -
 Month                            $593      $692      $541

Total Deposit Net Activity -
 YTD                            $1,285      $692    $6,238

Federal Home Loan Bank
 Borrowings                    $35,624   $35,028   $33,782
Other Borrowings:
   Reverse Repurchases           3,900     3,900     3,900
   Federal Funds Purchased           0         0         0
   Bank Notes                    2,842     2,681     2,710
   Senior Debt                   5,273     5,289     5,292
                              --------- --------- ---------
Total Borrowings               $47,639   $46,898   $45,684
                              ========= ========= =========

Yield on Loan Portfolio           4.95 %    4.84 %    4.75 %
Yield on Interest-Earning
 Investments                      2.62      2.55      2.08
                              --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                4.92 %    4.81 %    4.73 %

Cost of Deposits                  2.28 %    2.19 %    2.08 %
Cost of Federal Home Loan Bank
 Borrowings                       2.65      2.46      2.30
Cost of Other Borrowings          2.80      2.73      2.60
                              --------- --------- ---------
   Combined Cost of Funds         2.47 %    2.35 %    2.22 %
                              --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                 2.45 %    2.46 %    2.51 %
                              ========= ========= =========

Loans Sold                         $30       $29       $33

Loan and MBS Repayments and
 Payoffs - Month                $1,912    $1,726    $2,506
As a % of Prior Month Loan
 Balances (Annualized)           22.12 %   20.29 %   29.99 %

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets            .33 %     .33 %     .33 %



                                          2004
                              -----------------------------
                                 NOV       OCT       SEP
                              --------- --------- ---------
Total Assets                  $104,641  $102,759  $100,248

Cash and Investments            $1,284    $1,614    $1,203

Loans and MBS                 $100,846   $98,664   $96,616
Adjustable Rate Mortgages and
 MBS                           $97,572   $95,580   $93,427

Loans Originated - Month        $4,135    $4,222    $4,343
  Percentage ARMs - Month           99 %      99 %      99 %
  Percentage Refinances -
   Month                            75 %      73 %      71 %
Loans Originated - YTD         $44,262   $40,127   $35,905
  Percentage ARMs - YTD             99 %      99 %      99 %
  Percentage Refinances - YTD       71 %      71 %      71 %

Total Deposits                 $52,424   $52,215   $51,667

Total Deposit Net Activity -
 Month                            $209      $548      $800

Total Deposit Net Activity -
 YTD                            $5,697    $5,488    $4,940

Federal Home Loan Bank
 Borrowings                    $32,957   $32,263   $32,017
Other Borrowings:
   Reverse Repurchases           4,150     3,900     3,650
   Federal Funds Purchased          20         0         0
   Bank Notes                    2,544     2,069       869
   Senior Debt                   3,993     4,000     3,998
                              --------- --------- ---------
Total Borrowings               $43,664   $42,232   $40,534
                              ========= ========= =========

Yield on Loan Portfolio           4.71 %    4.64 %    4.59 %
Yield on Interest-Earning
 Investments                      2.08      1.83      1.90
                              --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                4.69 %    4.62 %    4.57 %

Cost of Deposits                  2.02 %    2.00 %    1.97 %
Cost of Federal Home Loan Bank
 Borrowings                       2.10      1.91      1.78
Cost of Other Borrowings          2.27      2.22      2.21
                              --------- --------- ---------
   Combined Cost of Funds         2.07 %    1.99 %    1.93 %
                              --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                 2.62 %    2.63 %    2.64 %
                              ========= ========= =========

Loans Sold                         $27       $37       $30

Loan and MBS Repayments and
 Payoffs - Month                $2,114    $2,045    $2,113
As a % of Prior Month Loan
 Balances (Annualized)           25.86 %   25.54 %   26.96 %

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets            .35 %     .35 %     .36 %


    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614